UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On April 16, 2020, Body and Mind Inc. (the “Company”) issued a news release to report the opening of the ShowGrow San Diego dispensary.

The newly opened ShowGrow San Diego dispensary is located at 7625 Carroll Road in the Miramar area of San Diego. The dispensary is now operational and serving medical and recreational customers with an emphasis on COVID-19 social distancing and health protocols. The San Diego dispensary is approximately 3,700 square feet with over 25 parking spots in and a central location of northern San Diego and La Jolla.

ShowGrow San Diego offers a wide variety of popular brands including Body and Mind branded pre-rolls, distillate and live-resin cartridges, and concentrates including live sugar, live resin, shatter and badder. The dispensary is owned by NMG San Diego LLC, which is a 60 percent (60%) owned subsidiary of the Company.

“California is a key part of our growth strategy and opening in the limited license jurisdiction of San Diego expands our presence in this key market. I’d like to thank the team at Australis Capital who were instrumental in commencing this deal and we look forward to adding meaningful revenue to our top and bottom line,” stated Michael Mills, President and Interim CEO of Body and Mind. “Our gratitude goes to the team who have moved through the licensing and development process to create value for our shareholders. As the retail world has changed our team has worked tirelessly to ensure our dispensary is prepared to serve patients and customers in a clean and safe environment.

“We are thrilled BaM has achieved this expansion milestone,” stated Scott Dowty, CEO of Australis Capital Inc. “Australis Capital and the BaM team worked closely together to facilitate this opportunity and we are delighted they have achieved this significant milestone in such a difficult market.”

Final closing regarding the previously announced definitive agreement (see July 3, 2019 news release) is ongoing. View images at https://bamcannabis.com/showgrow-san-diego-opening/

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated April 16, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 16, 2020	By:	/s/ Michael Mills
Michael Mills
President, Interim CEO and
Director

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